UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): July 16, 2004

SENSYTECH, INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-08193	38-1873250
(Commission File No.)	(I.R.S. Employer Identification No.)

8419 Terminal Road, Newington, Virginia 22122-1430

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703)550-7000

SENSYTECH, INC. AND SUBSIDIARIES

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Prior to fiscal year 2004, Sensytech, Inc. ("Sensytech") reported three business segments — Defense System Group, Communications Group and Imaging Group. Beginning in the first quarter of fiscal year 2004, Sensytech consolidated the Communications Group and the Imaging Group business segments to form the Surveillance Technology Group business segment. As a result, Sensytech reports in two business segments, which better reflects its strategy and business focus for the future. Accordingly, the segment information for the years ended September 30, 2003, 2002 and 2001 as previously reported in the SEC Form 10-K for fiscal year ended September 30, 2003 have been recast for comparative purposes in Items 7 and 8, which are attached to this filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description
99.1	Items 7 and 8 of the SEC Form 10-K for the fiscal year ended September 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

SENSYTECH, INC

July 16, 2004	By: /s/ Donald F. Fultz Donald F. Fultz Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Items 7 and 8 of the SEC Form 10-K for the fiscal year ended September 30, 2003